UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

______________

Date of Report (Date of earliest event reported): May 6, 2025

ENB Financial Corp

(Exact name of Registrant as specified in its charter)

Pennsylvania	000-53297	51-0661129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 E. Main St., Ephrata, PA	17522-0457
(Address of principal executive offices)	(Zip Code)

(717) 733-4181

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ENB FINANCIAL CORP

CURRENT REPORT ON FORM 8-K

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 6, 2025, ENB Financial Corp (the "Company") held its 2025 Annual Meeting of Shareholders (the "Annual Meeting"). A total of 5,655,270 shares of the Company's common stock were entitled to vote as of March 11, 2025, the record date for the Annual Meeting. There were 4,581,888 shares present in person or by proxy at the Annual Meeting, at which time the shareholders were asked to vote on four (4) proposals. Set forth below are the matters acted upon by the shareholders at the Annual Meeting, and the final voting results on such proposals.

Proposal No. 1 – Election of Class A Directors

The shareholders voted to elect four (4) Class A directors to serve for a term of three (3) years and until their successors are elected and qualified. The results of the vote were as follows:

Name	For	Withheld	Broker Non-Votes

Jose R. Lopez	3,807,439	296,513	477,936

Brian K. Reed	3,815,618	288,334	477,936

Jeffrey S. Stauffer	3,817,026	286,926	477,936

J. Daniel Stoltzfus	3,811,867	292,085	477,936

Proposal No. 2 – To conduct a non-binding shareholder vote on executive compensation

The shareholders voted to approve, on a non-binding, advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2025 Annual Meeting of the Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the 2024 Summary Compensation Table and the other related tables and narrative discussion contained in the Proxy Statement. The results of the vote were as follows:

			Broker
For	Against	Abstain	Non-Votes

3,764,811	194,173	144,968	477,936

Proposal No. 3 – Conduct a non-binding vote on the frequency of non-binding shareholder votes on executive compensation.

The shareholders voted to approve, on a non-binding, advisory basis, the frequency of non-binding shareholder votes on executive compensation. The results of the vote were as follows:

Three Years	Two Years	One Year	Abstain	Broker Non-Votes
3,330,001	26,111	551,903	195,937	477,936

ENB FINANCIAL CORP

As a result of the shareholder vote, the Corporation will hold a non-binding vote on the compensation of named executive officers every three (3) years.

Proposal No. 4 - Ratify S.R. Snodgrass, P.C. as public accounting firm for year ending December 31, 2025:

The shareholders voted to ratify S.R Snodgrass, P.C. as the public accounting firm for the year ending December 31, 2025. The results of the vote were as follows:

For	Against	Abstain

4,515,156	12,917	53,815

Item 7.01	Regulation FD Disclosure

On May 6, 2025, Jeffrey S. Stauffer, Chief Executive Officer and President of the Registrant, as well as other members of management, gave a presentation at the Annual Meeting. A copy of these slides and related material is included in this report as Exhibit 99.1 and is furnished herewith.

Item 9.01	Financial Statement and Exhibits

(d)   Exhibits

Exhibit Number	Description

99.1	Annual Meeting Presentation Slides.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

ENB FINANCIAL CORP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ENB FINANCIAL CORP
(Registrant)

Dated: May 7, 2025	By:	/s/ Rachel G. Bitner
Rachel G. Bitner
Treasurer
(Principal Financial Officer)

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